FIRST FINANCIAL NORTHWEST

Welcome to the Sixth Annual Meeting of Shareholders

May 15, 2013

Gary F. Kohlwes, Chairman

NASDAQ GS: FFNW

Forward Looking Statement

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance or financial items, perceived opportunities in the market, potential future credit experience, and statements regarding our mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to: the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs that may be affected by deterioration in the housing and commercial real estate markets and may lead to increased losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan losses not being adequate to cover actual losses, and require us to materially increase our reserves; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in real estate values in our market areas; results of examinations of us by the Federal Reserve Bank and our bank subsidiary by the Federal Deposit Insurance Corporation, the Washington State Department of Financial Institutions, Division of Banks or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, initiate additional enforcement actions against the Company or the Bank, to take additional corrective action and refrain from unsafe and unsound practices, which may also require us, among other things, to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; our compliance with regulatory enforcement actions; including the requirements and restrictions that have been imposed upon the Company under the memorandum of understanding with the Federal Reserve Bank and the memorandum of understanding the Bank entered into with the FDIC and the Washington DFI and the possibility that the Company and the Bank will be unable to fully comply with these informal enforcement actions which could result in the imposition of additional requirements or restrictions; our ability to pay dividends on our common stock; our ability to attract and retain deposits; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining the fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; our ability to manage loan delinquency rates; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, including the interpretation of regulatory capital or other rules; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the implementing regulations; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; the economic impact of war or any terrorist activities; other economic, competitive, governmental, regulatory, and technological factors affecting our operations; pricing, products and services; and other risks detailed in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2011. Any of the forward-looking statements that we make in this presentation and in the other public reports and statements we make may turn out to be wrong because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed in any forward-looking statements made by or on our behalf. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We undertake no responsibility to update or revise any forward-looking statements.

Agenda

Corporate Overview

2012 and Q2 2013 Results

Asset Quality

2013 Outlook, Summary, and 2013 Focus

Market Environment

Corporate Overview

Holding Company:

First Financial Northwest, Inc.

- IPO October 2007
- NASDAQ Global Select Market: FFNW

Community Bank:

First Savings Bank Northwest – single branch office

- Organized in 1923 as a State Savings and Loan
- Converted to a Washington State Chartered Mutual Savings Bank in 1992
- Formed Mutual Holding Company in 2002

Subsidiary:

First Financial Diversified Corporation

- Organized in 1980
- Escrow services
- Limited investments
- Primarily serving First Savings Bank Northwest customers

Market Area:

Headquartered in Renton, Washington

- Primarily serving customers along the I-5 corridor in Western Washington

Board of Directors

Name	Board Title	Business Title	Year Appointed
Gary F. Kohlwes, Ed. D.	Chairman Audit Committee Chair	Retired Superintendent Renton School District	1977
Robert L. Anderson	Director/Nominating and Corporate Governance Committee Chair	Former Senior Partner – Law Firm Anderson, Jackson, and Stephens	1980
Gary F. Faull	Director	Attorney Gary Faull Law Offices	1999
Victor Karpiak	Director	President and CEO FFD/FFNW	1998
Joseph W. Kiley III	Director	President and CEO FSBNW	2012
Joann E. Lee, CPA	Director/ Compensation Committee Chair	Principal Joann Lee and Associates, CPAs	2005
Kevin D. Padrick	Director	Sr. Principal /Co Founder Obsidian Financial Group, LLC	2013
Daniel L. Stevens	Director	Chairman Home Federal Bank, Inc.	2011

Management Team

Name	Title	Years with FSBNW	Years in Industry
Victor Karpiak	President, Chief Executive Officer	36	39
Joseph W. Kiley III	President, Chief Executive Officer (FSBNW)	<1	25
Kari A. Stenslie, CPA, CMA	VP, Chief Financial Officer	5	24
Roger Elmore	SVP, Chief Administrative Officer	8	21
Herman L. Robinson	SVP, Chief Credit Officer (FSBNW)	3	45
Simon Soh	SVP, Chief Lending Officer (FSBNW)	3	23

2012 and Q1 2013 Results

First Financial Northwest Snapshot

	12/31/11	12/31/12	Q1 2013
Assets:	$1.1 billion	$942.7 million	$886.7 million
Net Loans:	$703.3 million	$650.5 million	$649.4 million
Deposits:	$788.7 million	$665.8 million	$650.1 million
Stockholders' Equity:	$181.3 million	$187.1 million	$188.7 million
Shares Outstanding:	18.8 million	18.8 million	18.8 million
Book Value Per Share:	$9.64	$9.95	$10.04
Capital Ratios: Bank only	T1L 13.54% T1 RB 23.49% Total RB 24.76%	T1L 15.79% T1 RB 26.11% Total RB 27.37%	T1L 17.46% T1 RB 26.56% Total RB 27.82%

Income Statement Summary

(Dollars in thousands except share data)

	12/31/11	12/31/12	Q1 2013
Interest Income:	$51,052	$41,466	$9,538
Interest Expense:	$18,485	$12,246	$2,149
Net Interest Income:	$32,567	$29,220	$7,389
Provision:	$4,700	$3,050	$0
Non Interest Income:	$2,533	$836	$104
Non Interest Expense:	$26,158	$25,292	$5,878
Net Income:	$4,242	$2,713	$1,556
Earnings Per Share:	$0.24	$0.15	$0.09

Yields



7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.07%
6.04%
5.95%
5.85%
5.63%
5.56%
4.72%
4.50%
4.34%
4.34%
4.29%
4.53%
2.76%
1.74%
1.44%
1.41%
1.39%
1.25%
YTD 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Total Yield
Yield on Loans
Yield on Securities

Cost of Funds


3.00%
2.00%
1.00%
0.00%
2.50%
2.46%
2.46%
2.49%
2.48%
2.77%
1.94%
1.62%
1.54%
1.50%
1.43%
1.25%
1.88%
1.53%
1.43%
1.38%
1.30%
1.16%
YTD 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Total COF
Deposit COF
FHLB Advances COF

NASDAQ GS: FFNW

FIRST FINANCIAL NORTHWEST

Net Int. Income & Net Int. Margin



Millions
7,800
7,600
7,400
7,200
7,000
6,800
6,600
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
2.80%
2.70%
$7,710
$7,261
$7,211
$7,038
$7,389
3.11%
3.03%
3.08%
3.09%
3.51%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
NII
NIM

Investment Portfolio Composition

(End of Period)



Q4 2012
33%
26%
36%
4%
1%
Q1 2013
29%
29%
34%
4%
1%
3%
MBS Adjustable-Rate
MBS Fixed-Rate
Agencies Adjustable-Rate
Agencies Fixed-Rate
Municipals Fixed-Rate
Corporate Bonds Adjustable- Rate

Total Loan Portfolio

(End of Period)



Q4 2012
3%
2%
16%
46%
33%
Q1 2013
3%
2%
16%
45%
34%
1-4 Family Residential
Commercial Real Estate
Multifamily
Construction/Land Development
Consumer

Deposits

(End of Period)



Q4 2012
3%
2%
1%
50%
24%
20%
Q1 2013
3%
3%
1%
50%
24%
19%
CDs $100,000 & over
CDs under $100,000
Money Market
Savings
Checking
Noninterest-Bearing

Asset Quality

Nonperforming Assets (NPAs)

Nonperforming Loans + OREO = NPAs

(End of Period)



Millions
$140
$120
$100
$80
$60
$40
$20
$-
$133
$121
$93
$63
$50
$40
$35
$30
$26
$12
$24
$23
$17
$19
$16
Q4 2009
Q4 2010
Q4 2011
Q4 2012
Q1 2013
NPAs
OREO
Nonperfoming Loans

Delinquent Loans

(End of Period)



Millions
$140
$120
$100
$80
$60
$40
$20
$-
13%
11%
9%
7%
5%
3%
1%
-1%
$120.4
11.19%
7.54%
$66.5
3.71%
3.14%
2.52%
$26.7
$20.9
$16.7
Q4 2009
Q4 2010
Q4 2011
Q4 2012
Q1 2013
Delinquent Loans
% of Delinquent to Total Loans

Performing Loans

(End of Period)



Millions
$1,100
$900
$700
$500
$300
$100
$(100)
$1,075
88.77%
$955
$881
$818
$722
$698
$665
$642
$663
$645
97.14%
Q4 2009
Q4 2010
Q4 2011
Q4 2012
Q1 2013
Total Loans
Performing Loans
% of Performing Loans

2013 Outlook, Summary, and 2013 Focus

2013 KBW Outlook: Challenges

Earnings outlook is challenging due to NIM compression	**Difficult earnings environment expected to persist due to NIM compression** •EPS growth is only expected to be 7% in 2013 and 4% in 2014 •NIM compression will continue and 90% of banks under coverage are expected to have a decrease in margins this year
Loan growth may be difficult to achieve	**Loan growth will remain challenging** •Low loan growth is to be expected, as low rates and a very competitive environment are hampering the ability and incentive for banks to grow their loan portfolios.
Focus will shift to expense initiatives	**Expensive initiatives will be increasingly focused upon** •Companies will need to look to controlling expenses in order to help boost earnings since there has been such low profitability from the retail banking business •Branch rationalizations could be meaningful catalyst for 2013 EPS defense/growth

Source: KBW Research

2013 KBW Outlook: Drivers of Valuation



Strong EPS Growth
Asset Growth
Credit Leverage
Expense Controllers
Margin Defenders
VALUATION

Source: KBW Research

Summary Q1 2013

- Net income of $1.6 million
- Memorandum of Understanding (MOU) was terminated by the FDIC, DFI, and FRB
- Nonperforming assets decreased to approximately $35 million at the end of Q1 2013 from approximately $40 million at the end of Q4 2012 *(EOY goal $30 million)*
- Sales of OREO totaled $4.3 million during Q1 2013
- Net interest margin increased 42 basis points to 3.51%, compared to Q4 2012
- Repaid $83 million in FHLB advances with an approximate cost of 2.5%, and borrowed $34 million at 0.81%
- The Bank's Tier 1 and Total Risk-Based capital ratios were 17.46% and 27.82% respectively, at the end of Q1 2013
- Lowered cash balances by $62 million primarily by repaying a maturing $50 million FHLB advance

2013 Focus

- Evaluate a modest branch expansion strategy (full service, kiosk, etc)
- Continue success in reducing nonperforming assets
- "Right size" organization to achieve optimum efficiency
- Evaluate allowance against deferred tax asset
- Reduce nonbank related costs
- Evaluate a payment of dividends and a common stock "buy-back" plan
- Develop and implement a strategic plan with key objectives to:
    - Improve overall performance
    - Improve deposit mix and reduce funding costs
    - Diversify loan portfolio
    - Improve interest rate risk profile

Market Environment

The City of Renton

- 5th largest city in King County, 10th in State of Washington - 94,000 residents, representing a 67% growth over 5 years
- Employment - Total Renton employment is expected to increase by 5,000 jobs, including 2,400 new Boeing and other aerospace jobs, and 2,600 new non-Boeing and other aerospace jobs
- Housing - Housing permits are expected to climb from 280 units in 2011 to 290 units in 2012, and rising to 430 units at the end of the forecast period in 2016
- Home to:
  - Seattle Seahawks
  - Boeing Commercial Airline Division – 737 MAX 38-40 planes a month
  - PACCAR's Kenworth Truck Division
  - Federal Reserve Bank of San Francisco branch

Source: City of Renton Economic Development

90 Years of Service


WILSON-MARLOWE
REAL ESTATE
INSURANCE

90 Years
1923 - 2013


FIRST SAVINGS BANK

Celebrating our history….

Shaping the future!

Thank you!